POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Jeffrey D. Fisher, Randy C.

Martin and Randy C. Ridenhour, signing singly, the true and lawful attorney-in-fact of the undersigned:

    (1) To execute for and on
behalf of the undersigned, in
	   the undersigned's capacity as a
director and/or
	   officer of Spartech Corporation, a Delaware

corporation (the "Company"), Forms 3, 4, and 5 in
	   accordance with
Section 16(a) of the Securities Exchange
	   Act of 1934 and the rules
thereunder;

    (2) To do and perform any and all acts for and

on behalf of the undersigned which may be
	   necessary or desirable to
complete and
	   execute any such Form 3, 4, or 5, complete and
execute any amendment or amendments
	   thereto, and timely file such
form with the
	   United States Securities and Exchange
	   Commission
and any stock exchange or
	   similar authority; and

    (3) To
take any other action of any type
	   whatsoever in connection with the
foregoing
	   which, in the opinion of such attorney-in-fact, may
be of benefit to, in the best
	   interest of, or legally required by,
the
	   undersigned, it being understood that the documents
executed by such attorney-in-fact
	   on behalf of the undersigned
pursuant to
	   this Power of Attorney shall be in such
	   form and
shall contain such terms and
	   conditions as such attorney-in-fact may

	   approve in such attorney-in-fact's
	   discretion.

The
undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of this 11th day of March, 2004.




						 /s/ Steven J. Ploeger
							Signature
							Steven J.
Ploeger
							Print Name